Exhibit 10.19(b)

WAIVER TO
CREDIT AGREEMENT

This WAIVER TO CREDIT AGREEMENT (this “Waiver”), dated as of February 18, 2005, is made by and among PENN NATIONAL GAMING, INC. (“Borrower”); the Subsidiary Guarantors party hereto; and BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, “Administrative Agent”).

R E C I T A L S :

WHEREAS, Borrower and Subsidiary Guarantors have entered into that certain Credit Agreement dated as of March 3, 2003, as amended and restated as of December 5, 2003 (as amended to date, the “Credit Agreement”) with the Lenders party thereto; Bear Stearns Corporate Lending Inc., as swingline lender, as administrative agent and as collateral agent; and the other agents party thereto; and

WHEREAS, the Lenders and Administrative Agent have agreed to waive certain provisions of the Credit Agreement as provided herein upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T :

SECTION 1.                                Definitions.  Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

SECTION 2.                                Waiver.  The Lenders hereby waive compliance with the provisions of Section 10.10 of the Credit Agreement to the extent necessary to permit Borrower to issue a notice of redemption of, and to redeem, its outstanding 11 1/8% Senior Subordinated Notes due 2008 (which are redeemable at Borrower’s option commencing on March 1, 2005) in accordance with the terms of the indenture governing such notes (the “Redemption”); and (ii) to use the proceeds of Revolving Loans, together with cash on hand, to fund the Redemption.

SECTION 3.                                Representations and Warranties; No Default or Event of Default.  The Credit Parties hereby confirm that, after giving effect to the effectiveness of this Waiver, (a) all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that any such representation and warranty specifically relates to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4.                                Miscellaneous.

(a)                                   This Waiver shall become effective when Administrative Agent shall have received (i) counterparts of this Waiver executed by Borrower and the Subsidiary Guarantors, and (ii) executed Lender Consents, substantially in the form attached hereto as Annex I, from a number of Lenders sufficient to constitute the Majority Lenders.

(b)                                  Except as provided herein, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, and nothing in this Waiver shall be deemed to constitute a waiver of compliance by any Credit Party with respect to any other term or provision of any Credit Document.

(c)                                   This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(e)                                   THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the date first above written.

PENN NATIONAL GAMING, INC.

By:		/s/William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer and Senior Vice President, Finance

Signature Page to Waiver

(Penn National Gaming, Inc.)

SUBSIDIARY GUARANTORS:

BANGOR ACQUISITION CORP.
BANGOR HISTORIC TRACK, INC.
DEL’S-SEAWAY SHRIMP & OYSTER COMPANY, INC.
HOLLYWOOD CASINO-AURORA, INC.

By:		/s/Kevin DeSanctis
	Name:	Kevin DeSanctis
	Title:	President

PNGI CHARLES TOWN FOOD & BEVERAGE LIMITED LIABILITY COMPANY

By:		/s/Richard Moore
	Name:	Richard Moore
	Title:	Manager

PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY

By:	PENN NATIONAL HOLDING COMPANY, Managing Member

	By:	/s/Robert Ippolito
	Name:	Robert S. Ippolito
	Title:	Treasurer

PENN NATIONAL GSFR, LLC

By:	PENN NATIONAL GAMING, INC., Sole Member and Manager

	By:	/s/Robert Ippolito
	Name:	Robert S. Ippolito
	Title:	Treasurer

Signature Page to Waiver

(Penn National Gaming, Inc.)

W-B DOWNS, INC.
WILKES BARRE DOWNS, INC.

By:		/s/William J. Clifford
	Name:	William J. Clifford
	Title:	President

BSL, INC.
BTN, INC.
CHC CASINOS CORP.
CRC HOLDINGS, INC.
EBETUSA.COM, INC.
HOLLYWOOD CASINO CORPORATION
HOLLYWOOD MANAGEMENT, INC.
HWCC DEVELOPMENT CORPORATION
HWCC-HOLDINGS, INC.
HWCC-GOLF COURSE PARTNERS, INC.
HWCC-TRANSPORTATION, INC.
HWCC-TUNICA, INC.
LOUISIANA CASINO CRUISES, INC.
MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION
PNGI POCONO, INC.
PENN BULLPEN, INC.
PENN BULLWHACKERS, INC.
PENN MILLSITE, INC.
PENN NATIONAL HOLDING COMPANY
PENN NATIONAL SPEEDWAY, INC.
PENN SILVER HAWK, INC.
PENNSYLVANIA NATIONAL TURF CLUB, INC.
STERLING AVIATION, INC.
THOROUGHBRED ACQUISITION CORP.

By:	/s/Robert Ippolito
	Name:	Robert S. Ippolito
	Title:	Treasurer

Signature Page to Waiver

(Penn National Gaming, Inc.)

BEAR STEARNS CORPORATE LENDING INC.,
as Administrative Agent and as a Lender

By:		/s/Keith C. Barnish
	Name:	Keith C. Barnish
	Title:	Executive Vice President

Signature Page to Waiver

(Penn National Gaming, Inc.)

Annex I

LENDER CONSENT

February       , 2005

Reference is made to the Credit Agreement dated as of March 3, 2003, as amended and restated as of December 5, 2003 (as amended to date, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Penn National Gaming, Inc. as Borrower; the Subsidiary Guarantors party thereto; the Lenders party thereto; Bear Stearns Corporate Lending Inc., as swingline lender, as administrative agent and as collateral agent; and the other agents party thereto.

The undersigned, as a Lender, hereby consents to the Waiver to Credit Agreement (the “Waiver”) in the form delivered to the undersigned Lender on or prior to the date hereof.

Pursuant to Section 13.04 of the Credit Agreement, the undersigned Lender hereby consents to the execution by Bear Stearns Corporate Lending Inc., as Administrative Agent, of the Waiver.

(Name of Lender)

By:
Name:
Title:

Lender Consent to Waiver

(Penn National Gaming, Inc.)